SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 17, 2008

BLACKSANDS PETROLEUM, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-51427	20-1740044
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

401 Bay Street, Suite 2700, PO Box 152

Toronto, Ontario Canada M5H 2Y4

_____________________________________________

(Address of principal executive offices) (Zip Code)

(416) 359-7805

__________________

(Registrant’s Telephone Number, Including Area Code)

___________________________________________________

(Former Name, Address and Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

We are filing this Amendment No. 1 to our Current Report on Form 8-K, which was filed on October 3, 2008, for the purpose of filing as an Exhibit thereto our Amendment Agreement No. 2 to Joint Venture Agreement dated March 17, 2008 between Buffalo River Dene Development Corporation and Access Energy, Inc. (the “Agreement”). The Agreement was originally filed in redacted form pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. We have withdrawn our request for confidential treatment of the redacted portions of the Agreement and, consequently, are filing the Agreement without redaction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed as part of this Report:

Exhibit	Description

Number

10.5.1*	Amendment Agreement No. 2 to Joint Venture Agreement dated March 17, 2008 between Buffalo River Dene Development Corporation and Access Energy, Inc.

*Originally filed as Exhibit Number 10.8.1 to our Current Report on Form 8-K filed on October 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSANDS PETROLEUM, INC.

Date: February 19, 2009	By:	/s/ Paul A. Parisotto
	Name:	Paul A. Parisotto
	Title:	President and Chief Executive Officer